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Exhibit 4.1

Number                                                                    Shares

                         AMERICAN LEISURE HOLDINGS, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

Par Value $0.001                                        CUSIP NO. 02715M 10 3
Common Stock

THIS CERTIFIES THAT

is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK
                           PAR VALUE OF $0.001 EACH OF
                         AMERICAN LEISURE HOLDINGS, INC.

        transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
     This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

              Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                        DATED:

                                        Countersigned and Registered:

                                        Signature Stock Transfer, Inc.
CHIEF EXECUTIVE OFFICER                 (Addison, Texas)  Transfer Agent

                                        By:

                                                        Authorized Signature

                         AMERICAN LEISURE HOLDINGS,INC.
                                 CORPORATE SEAL
                                     NEVADA

(reverse side)

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM (TIC)     -- as tenants in common               UNIF GIFT MIN (TRANS) ACT  ______   Custodian        ______
TEN ENT           -- as tenants by the entireties       (UGMA) (UTMA)              (Cust)                    (Minor)
JT TEN (J/T)      -- as joint tenants with right of                                under Uniform Gifts (Transfer) to Minors
                    survivorship and not as tenants                                Act _____________
                    in common                                                      (State)
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Additional abbreviations may also be used though not in the above list.



FOR VALUE RECEIVED _________________ hereby sell, assign and transfer unto





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(please insert social security number) ___________________________________

__________________________________________________________________________
please print typewrite name and address of assignee

Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________ Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ______________                       X ________________________


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
--------------------------              ---------------------------------
SIGNATURE GUARANTEED                    NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRE-
(BY BANK, BROKER CORPORATE OFFICER)     SPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION
                                        OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
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